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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.   20549

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                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported) February 27, 1997



                          KRANZCO REALTY TRUST
           (Exact Name of Registrant as Specified in Charter)


         Maryland                  1-11478              23-2691327
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)          File Number)        Identification No.)



    128 Fayette Street, Conshohocken, Pennsylvania   19428
       (Address of Principal Executive Offices)   (Zip Code)


    Registrant's telephone number, including area code (610) 941-9292



      (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets.

          On February 27, 1997, KRT Union Corp. ("KRT Union"), a wholly-owned subsidiary of Kranzco Realty Trust (the "Company"), consummated the merger (the "Merger") of Union Property Investors, Inc. ("UPI"), a Delaware corporation, with and into KRT Union. Immediately prior to the Merger, UPI engaged in the business of owning and leasing nine shopping centers and seven single tenant commercial properties (collectively, the "Acquired Properties") having, in the aggregate, approximately 1,346,000 square feet of gross leasable area. The Company, through various wholly-owned subsidiaries, intends to own, manage, operate and lease the Acquired Properties. As a result of the Merger, the Company now owns, directly or through wholly-owned subsidiaries or affiliates, fifty-four properties containing approximately 7,000,000 square feet of gross leasable area located in sixteen states. The Company currently intends to conduct its operations substantially in the same manner as it operated them immediately prior to the Merger.

          Pursuant to the Merger, the Company issued (i) approximately 1,184,116 shares of its Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest (the "Series B-1 Preferred Shares") and its Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest (the "Series B-2 Preferred Shares"), having a collective liquidation preference of $29,602,900, in exchange for UPI's issued and outstanding shares of common stock and (ii) 356,400 shares of its Series C Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series C Preferred Shares"), having a collective liquidation preference of $3,564,000, in exchange for UPI's issued and outstanding shares of preferred stock. Holders of the Series B-1 Preferred Shares and holders of the Series B-2 Preferred Shares are entitled to receive cumulative cash distributions at a rate of 9.75% per annum on a liquidation preference of $25 per share. Holders of the Series C Preferred Shares are entitled to receive cumulative cash distributions at a rate of 8.0% per annum on a liquidation preference of $10 per share.

          Pursuant to the Merger, KRT Union assumed an aggregate amount of approximately $20,629,000 of indebtedness secured by the seven following Acquired Properties: Bainbridge, Georgia; Flint, Michigan; Livonia, Michigan; Columbus, Mississippi; Cary, North Carolina; Spartanburg, South Carolina; and Columbia, South Carolina. In addition, pursuant to the Merger, KRT Union assumed an aggregate amount of approximately $9,606,000 of indebtedness, all of which was paid at the time of the Merger.

Item 5.   Other Events.

          On February 27, 1997, KRT Union and 13 other wholly-owned subsidiaries of the Company (collectively, the "Borrowers") entered into a loan agreement with Salomon Brothers Realty Corp. ("Salomon Brothers"), pursuant to which Salomon Brothers has provided the Borrowers with a line of credit (the "Line of Credit") that enables the Borrowers to borrow amounts thereunder from time to time provided that the aggregate amount at any one time outstanding does not exceed $50,000,000. The Line of Credit bears interest at a rate equal to 175 basis points above the one month LIBOR rate and is payable monthly on the first day of each month. The Line of Credit is prepayable in full at any time without penalty but with a 1% repayment charge. The maturity date of the Line of Credit is March 1, 1999 but the Borrowers may extend this maturity date until March 1, 2000 upon payment of a fee in the amount of 1% of the then outstanding balance of the Line of Credit on March 1, 1999. The terms of the Line of Credit contain customary representations, covenants and events of default.

          The Line of Credit is evidenced by a single promissory note. Payment of principal of and interest on the Line of Credit is secured by, among other things, first mortgages on the shopping centers and single-tenant properties owned and/or leased by the Borrowers. The shopping centers and single-tenant properties that are subject to such first mortgages are:

          1.   Ames Department Store in Raynham, Massachusetts;
          2.   Baker's Square Restaurant in Minnetonka,
               Minnesota;
          3.   Baker's Square Restaurant in Roseville, Minnesota;
          4. The portion of the Barn Plaza Shopping Center located in Doylestown, Pennsylvania, which is leased to Regal Cinemas, Inc. for use as a theater;
          5.   Bradford Mall in Bradford, Pennsylvania;
          6.   Brookway Village in Brookhaven, Mississippi;
          7. The portion of The Mall at Cross Country in Yonkers, New York which is leased to Circuit City;
          8.   Franklin Center in Chambersburg, Pennsylvania;
          9.   Harrodsburg Marketplace in Harrodsburg, Kentucky;
          10.  Magnolia Plaza in Morganton, North Carolina;
          11.  Parkway Plaza I in Hamden, Connecticut;
          12.  Sinclair Paint in Tucson, Arizona;
          13.  Valley Forge Mall in Valley Forge, Pennsylvania;
          14.  Wampanoag Plaza in East Providence, Rhode Island.

          Each of the mortgages is cross-collateralized and cross-defaulted with each of the other mortgages. The Company has guaranteed the payment of the obligations of the Borrowers under the Line of Credit. The proceeds of the Line of Credit are to be used by the Company to refinance existing mortgage indebtedness, for working capital, for general corporate purposes and for acquisitions.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     (b)  Pro Forma Financial Information.


          The required financial statements will be filed on Form
8-K/A as soon as practicable, but in any event with 60 days after this Current Report on Form 8-K is filed.

       (c)  Exhibits

2.1 Agreement and Plan of Merger, dated November 12, 1996, among Kranzco Realty Trust, KRT Union Corp. and Union Property Investors, Inc.*
2.2    Amendment No. 1 to Agreement and Plan of Merger, dated
       December 18, 1996.*
2.3    Amendment No. 2 to Agreement and Plan of Merger, dated
       February 26, 1997.***
4.1 Articles Supplementary for the Company's Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest.**
4.2 Articles Supplementary for the Company's Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest.***
4.3 Articles Supplementary for the Company's Series C Cumulative Redeemable Preferred Shares of Beneficial Interest.***
10.1 Loan Agreement dated as of February 26, 1997 with Salomon Brothers Realty Corp.***
10.2 Global Promissory Note dated February 26, 1997 in the amount of $50,000,000 executed in favor of Salomon Brothers Realty Corp.***
10.3 Unlimited Guaranty of Payment dated as of February 26, 1997 issued by Kranzco Realty Trust in favor of Salomon Brothers Realty Corp.***
10.4 Exemplar Open End Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 26, 1997 issued in connection with the Line of Credit.***
23.1   Independent Auditors' Consent - Arthur Andersen & Co.****
27.1   Financial Data Schedule.****

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*      Previously filed as an exhibit to the Registrant's
       Registration Statement on Form S-4, Registration No. 333-
       18249.
**     Previously filed as an exhibit to the Registrant's
       Registration Statement on Form 8-A dated February 27,
       1997.
***    Filed herewith.
****   To be filed by amendment.
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                           SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 1997

                              KRANZCO REALTY TRUST


                              By:  /s/ Robert H. Dennis
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                                 Name: Robert H. Dennis
                                 Title: Vice President and
                                   Chief Financial Officer